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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              -----------------

                                  FORM 8-K
                              -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                  May 24, 2005
                                 Date of Report


                       ICON Cash Flow Partners L.P. Seven
             (Exact name of registrant as specified in its charter)


        Delaware                      033-94458              13-3835387
 (State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
      of incorporation)                                   Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     ICON/Janson Graham, LLC (the "Company"), a wholly owned subsidiary of ICON Cash Flow Partners L.P. Seven, entered into a Memorandum of Agreement (the "Agreement") with Jettco Marine Transportation, Inc., an unaffiliated third party, on May 18, 2005 for the sale of the "Janson Graham" supply tug vessel (the "Vessel") which sale occurred simultaneously with the execution of the Agreement. The sale price of the Vessel was $200,000 cash, which resulted in a loss on sale of approximately $300,000. The Company's sole obligation was to deliver the Vessel on an "as is, where is" basis.

ITEM 9.01.  FINANCIAL STATEMENTS INFORMATION AND EXHIBITS

         (b) Pro forma financial information.

     The pro forma financial information required by this item is attached hereto.

         (c) Exhibits.

     99.1 A copy of the Memorandum of Agreement is attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ICON Cash Flow Partners L.P. Seven

                               By:  ICON Capital Corp., its General Partner


Dated:  May 24, 2005           By:    /s/ Thomas W. Martin
                                 -------------------------
                                         Thomas W. Martin
                                         Executive Vice President

     9.01(b) PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following unaudited pro forma consolidated balance sheet and results of operations relate to the disposition of the supply vessel the Janson Graham. The consolidated balance sheet is as of and for the year ended December 31, 2004 and assumes the disposition occurred as of December 31, 2004. The consolidated results of operations are for the year ended December 31, 2004 and assume the disposition occurred on January 1, 2004. The pro forma information is for informational purposes only and may not necessarily reflect the result of operations had this equipment been disposed of as of January 1, 2004.

     ICON/Janson Graham, LLC (the "Company"), a wholly owned subsidiary of ICON Cash Flow Partners L.P. Seven, entered into a Memorandum of Agreement (the "Agreement") with Jettco Marine Transportation, Inc., an unaffiliated third party, on May 18, 2005 for the sale of the "Janson Graham" supply tug vessel (the "Vessel") which sale occurred simultaneously with the execution of the Agreement. The sale price of the Vessel was $200,000 cash, and the Company's sole obligation was to deliver the Vessel on an "as is, where is" basis.

                       ICON Cash Flow Partners L.P. Seven
                        (A Delaware Limited Partnership)
                      Pro Forma Consolidated Balance Sheet
                                December 31, 2004
                                   (Unaudited)



                                         December 31, 2004          Pro Forma          December 31, 2004
                                            (Historical)           Adjustments             Pro Forma
                                            -----------            -----------             ---------
                Assets
 Cash                                    $          96,364        $      200,000  (2)    $      296,364
                                         -----------------        --------------


 Investments in finance leases:
    Minimum rents receivable                     1,117,499                  -                 1,117,499
    Unearned income                                 (5,934)                 -                    (5,934)
                                         -----------------        --------------         --------------

    Net investments in finance leases            1,111,565                  -                 1,111,565
                                         -----------------        --------------         --------------

 Investments in operating leases:
    Equipment, at cost                           2,565,000                  -                 2,565,000
    Accumulated depreciation                      (833,310)                 -                 (833,310)
                                         -----------------       ---------------         --------------

    Net investments in operating leases          1,731,690                  -                 1,731,690
                                         -----------------       ---------------         --------------

 Equipment held for sale                         1,776,131              (500,000) (1)         1,276,131
 Investment in estimated
    unguaranteed residual values                 4,686,758                  -                 4,686,758
 Investments in joint ventures                   3,813,458                  -                 3,813,458
 Due from affiliates                               190,301                  -                   190,301
 Other assets, net                                 442,972                  -                   442,972
                                         -----------------        --------------         --------------

 Total assets                            $      13,849,239        $     (300,000)        $   13,549,239
                                         =================        ==============         ==============

 Liabilities and Partners' Equity

 Notes payable - non-recourse            $       8,174,001        $         -            $    8,174,001
 Due to affiliates                                 341,323                  -                   341,323
 Security deposits, deferred credits
   and other payables                              155,487                  -                   155,487
 Minority interest                                  17,316                  -                    17,316
                                         -----------------        --------------         --------------

    Total liabilities                            8,688,127                  -                 8,688,127
                                         -----------------        --------------         -------------

 Partners' equity                                5,161,112              (300,000)             4,861,112
                                         -----------------        --------------         --------------

 Total Liabilities and Partners' Equity  $      13,849,239        $     (300,000)        $   13,549,239
                                         =================        ==============         ==============

See accompanying notes to pro forma consolidated financial statements.

                       ICON Cash Flow Partners L.P. Seven
                        (A Delaware Limited Partnership)
                 Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2004
                                   (Unaudited)



                                          December 31, 2004          Pro Forma       December 31, 2004
                                            (Historical)            Adjustments          Pro Forma
                                            -----------             -----------          ---------

 Revenue:
   Finance income                       $           13,467      $       -             $      13,467
   Rental income                                   439,685              -                   439,685
   Income from leveraged leases                  1,078,481              -                 1,078,481
   Net (loss) on sales of equipment             (1,738,180)         (300,000) (1,2)      (2,038,180)
   Income from investments in                                           -
     joint ventures                              2,840,420              -                 2,840,420
   Interest and other income                        43,353              -                    43,353
                                        ------------------      ------------         --------------

 Total revenue                                   2,677,226          (300,000)             2,377,226
                                        ------------------      ------------         --------------

 Expenses:
   Provision for impairment loss                 7,861,680             -                  7,861,680
   Depreciation expense                          2,675,064             -                  2,675,064
   Vessel maintenance                               49,641             -                     49,641
   Interest                                      1,104,016             -                  1,104,016
   General and administrative                      705,550             -                    705,550
   Management fees - General Partner               387,287             -                    387,287
   Adminsitrative expense reimbursements -                             -
     General Partner                               154,958             -                    154,958
   Reversal of provision for doubtful accounts    (134,391)            -                   (134,391)
   Amortization of initial direct costs            117,781             -                    117,781
   Minority Interest                                (2,139)            -                     (2,139)
                                        -------------------     ------------         --------------

 Total expenses                                 12,919,447             -                 12,919,447
                                        ------------------      ------------         --------------

 Net loss                               $      (10,242,221)     $   (300,000)        $  (10,542,221)
                                        ===================     ============         ==============

See accompanying notes to pro forma consolidated financial statements.

                       ICON Cash Flow Partners L.P. Seven
                        (A Delaware Limited Partnership)
               Note To Pro Forma Consolidated Financial Statements
                                December 31, 2004
                                   (Unaudited)



Note 1 - The pro forma adjustments relating to the disposition of the supply vessel to the consilidated balance sheet and results of operations as of and for the year ended Decemkber 31, 2004, are as follows:

(1) To record  the net  equipment  cost to  operations.

(2) To record  the cash receipt relating to the disposition.

Exhibit 99.1
                           MEMORANDUM OF AGREEMENT

ICON/Janson Graham LLC, hereinafter called the Sellers, have agreed to sell and Jettco Marine Transportation, Inc., hereinafter called the Buyers, have agreed to buy the M/V JANSON GRAHAM, hereinafter called the Vessel.

Classification Society:  American Bureau of Shipping
Built:  1982 at Escatawpa, MS
Flag:  USA
Place of Registration:  New Orleans, LA
Call Sign:  WCV3709
GRT:  283 Tons
Register Number:  645894

DEFINITIONS

Banking Days are days on which banks are open in the United States and in the place of closing stipulated in Clause 2.

In Writing or Written means a letter between the parties confirmed as sent, or telex, telefax or email which has been confirmed as received.

On the following Conditions:

1. Total Purchase Price

Price:  US$200,000.00 (Two Hundred Thousand United States Dollars), in cash.

2. Closing

Closing for the sale of the Vessel, free and clear of all liens and encumberances granted by Sellers, from the Sellers to the Buyers shall take place on a Banking Day, on the date of delivery of the Vessel as set forth in Clause 5 hereof. The closing shall be held via teleconference between Sellers' Representative at New York, New York and Buyers' Representative at Morgan City, Louisiana. Original documents shall be completed in counterpart and transmitted upon execution via telefax with originals to follow by courier for delivery the next Banking Day.

3. Payment

The entire purchase price shall be paid in full and free of any and all bank charges to:

JP Morgan Chase
ABA Code 021000021
Account No. 590172301
ICON Cash Flow Partners L.P. Seven

The Vessel will be delivered upon confirmation of receipt by Sellers' bank of the full purchase price.

4. Inspections

All inspections of the Vessel, including its records and documents, have been waived. The Vessel is to be delivered without drydocking. By execution of this Memorandum of Agreement, Buyers acknowledge acceptance of the Vessel. The sale is therefore "as is, where is" and outright and definite, subject only to the terms and conditions of this Agreement.

Except as may be otherwise specifically set forth in this Agreement, Seller makes no warranty or representation with respect to Class, condition as to Class or Condition; nor does Seller make any express or implied warranty of seaworthiness, fitness or suitability for any purposes whatsoever, or any other warranty.

5. Time and Place of Delivery

The Vessel shall be delivered by Sellers and taken over by Buyers at Morgan City, LA on or about May 18, 2005. If the Vessel is not delivered by May 25, 2005 due to Sellers' fault, Buyers shall have the option to cancel this Agreement, which option shall be exercised within 48 (forty eight) hours thereof. The Vessel will be delivered safely afloat, and substantially intact. Should the Vessel become a total or constructive total loss before delivery, the contract thereafter shall be considered null and void, with neither party having any further obligation or liability to the other.

6. Sellers' Documentation

In exchange for payment of the total purchase price the Sellers shall furnish the Buyers with the following documents:

A.   Bill of Sale of Vessel in two originals B. Commercial Invoice for Vessel

C. Corporate Resolution authorizing the sale of the Vessel and confirming the authority of the signatory to sign any documents and take all necessary actions involved in the sale of the Vessel.

Upon delivery of the Bills of Sale by confirmed telefax, Buyers shall promptly sign a Protocol of Delivery and Acceptance ("Protocol") and tender same by telefax to Sellers' representative for countersign and return by telefax, when title of Vessel and the risk of loss shall pass from Sellers to Buyers. Original Bills of Sale will be forwarded by Sellers to Buyers by courier for delivery the next Banking Day. Original Protocol executed by Sellers will be forwarded by Sellers to Buyers by courier for delivery the next Banking Day.

The Sellers shall, at the time of delivery, provide to the Buyers all plans which are onboard the Vessel. Other technical documentation which may be in the Sellers' possession shall promptly, upon the Buyers' instructions, be forwarded to the Buyers at their expense. The Sellers may keep the log books, but Buyers to have the right to take copies of it at Buyers' expense. Similarly, Sellers may also keep:

A. The Vessel Deck and Engine Oil Record Books B. Certificates, including but not limited to: a. Certificate of Registry b. Radio Station License c. Trading Certificate and Records d. Water Ballast Management Plan e. Garbage Log Book

Buyers similarly have the right to take copies of these items at their own expense.

7. Taxes

Any taxes, including but not limited to any applicable sales tax, and similar fees, charges and expenses connected with the purchase and registration are to be for Buyers' account. Buyers' responsibility to pay such taxes and fees shall survive the closing and delivery of the Vessel.

8. Buyers' Default

Should the total purchase price not be paid as aforesaid, the Sellers have the right to cancel this Agreement and Buyers shall be responsible for Sellers' losses and for all Sellers' expenses, including but not limited to attorneys fees and the cost of collection together with interest at the rate of 12% (twelve per cent) per annum.

9. Sellers' Default

If the Sellers fail to execute a legal transfer or to deliver the Vessel with everything belonging to her in the same manner and within the time specified in this Agreement, the Buyers shall have the right to cancel this Agreement, and Sellers shall be responsible for Buyers' losses and for all Buyers' expenses, including but not limited to attorneys fees and the cost of collection together with interest at the rate of 12% (twelve per cent) per annum.


10. Spares, Bunkers and Exclusions

The Sellers shall deliver the Vessel to the Buyers with everything that was on board the Vessel, including but not limited to spares, bunkers and engine oils except:

A. Any provisions, consumables, materials, stores and spares and bunkers and engine oils consumed prior to delivery of the Vessel; and

B.   Master's, officers' and crew's personal effects

11. Law and Arbitration

This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code, the Law of the State of New York, and any federal law of the United States which may be applicable. Should any dispute arise out of this Agreement, the matter in dispute shall be referred to arbitration by three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen, their decision or that of any two of them shall be final, and for purposes of enforcing any award, this Agreement and any such award may be made a Rule of the Court. Any such proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators Inc. in effect on the date of this Agreement.

12. Conditions

It is a condition of this Agreement that the Vessel shall be delivered and taken over in accordance with the terms of this Agreement and that closing on the sale of the Vessel shall occur in accordance with the terms of this Agreement. If Sellers are unable to transfer title of the Vessel or the Buyers shall be unable to accept transfer of the Vessel, both in accordance with this Agreement, due to the outbreak of war or restraint of government, then either the Sellers or the Buyers may terminate this Agreement upon written notice from one party to the other without any liabilities upon either party hereunder and this Agreement shall thereupon be null and void.

13. Notices

All notices and advices hereunder shall be in writing and shall be addressed as follows:

To Sellers                                           To Buyers
----------                                           ---------
Eric E. Lenck, Esq./Lawrence J. Kahn, Esq.    c/o R. Scott Ramsey, Jr., Esq.
Freehill Hogan & Mahar, LLP                   Ramsey Law Offices
Attorneys in Fact                             1915 Highway 182 East
80 Pine Street                                Morgan City, LA  70380
New York, NY  10005                           (985) 395-9247 tel
(212) 425-1900 tel                            (985) 395-3898 fax
(212) 425-1901 fax                            ramlaw@cox-internet.com
lenck@freehill.com
------------------
kahn@freehill.com
-----------------

14. Buyers' Documentation

Buyers to deliver the following documents at the time of closing and to provide fax copies for review in advance of closing, if possible:

A.   Certified true copy of the Articles of Incorporation of the Buyers

B. Resolution of the Buyers' Board of Directors and Shareholders authorizing the purchase of the Vessel and confirming the authority of the signatory to sign any documents and take all necessary actions involved in the purchase of the vessel, including payment

C. A Certificate of Good Standing confirming that the Buyers are a validly existing legal entity in the jurisdiction where incorporated

D.   Acceptance of Sale (if applicable)

15.  Private and Confidential

All details of this negotiation and sale, including but not limited to the identities of the Sellers and Buyers are to be kept strictly private and confidential by both parties concerned and are not to be revealed to any third parties. Disclosures made pursuant to or consistent with government rules or regulations, including but not limited to the reporting requirements of S.E.C. form 8K shall not be construed as a breach of this provision.

16. Severability

If any part of this Agreement is held to be illegal, void or unenforceable for any reason, such holding shall not affect the validity and enforcement of any other part.

17. Writing Requirement

This Agreement constitutes all the terms and conditions of the sale of the Vessel. Any and all amendments to this Agreement shall be In Writing and any and all oral amendments shall be void and of no effect unless reduced to a writing signed by both parties.

18. Headings

Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, BUYERS AND SELLERS HAVE ENTERED INTO THIS MEMORANDUM OF AGREEMENT IN ACCORDANCE WITH THE TERMS STATED:

SELLERS
ICON/Janson Graham LLC



------------------------------------------
By:      ICON Cash Flow Partners, L.P. Seven, its
                  Managing Member
By:      ICON Capital Corp., its General Partner
By:      Thomas W. Martin, its Executive Vice President

Date:    ____________________________


BUYERS
Jettco Marine Transportation, Inc.



----------------------------------
By:  Jerry Jett
As:  Its President

Date:    ____________________________